                                                     Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for Fiscal Fourth Quarter and Fiscal Year Ended June 30, 2026

SUNNYVALE, California, August 12, 2026 (BUSINESS WIRE) - Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL), today reported financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2026.

The results for the fiscal fourth quarter ended June 30, 2026 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025
Revenue	$170.4	$163.8	$176.5
Gross Margin	23.1%	21.1%	23.4%
Operating Loss	$(11.0)	$(14.1)	$(11.6)
Net Loss	$(13.1)	$(13.8)	$(77.1)
Net Loss Per Share - Diluted	$(0.43)	$(0.46)	$(2.58)

Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2026	March 31, 2026	June 30, 2025
Revenue	$170.4	$163.8	$176.5
Non-GAAP Gross Margin	23.7%	21.7%	24.4%
Non-GAAP Operating Income (Loss)	$(4.8)	$(8.7)	$2.3
Non-GAAP Net Income (Loss)	$(4.0)	$(8.3)	$0.7
Non-GAAP Net Income (Loss) Per Share - Diluted	$(0.13)	$(0.28)	$0.02

The non-GAAP financial measures in the schedule above and under the section "Financial Results for Fiscal Q4 Ended June 30, 2026" below exclude the effect of share-based compensation expenses, equity method investment loss, and income tax effect of non-GAAP adjustments in each of the periods presented, as well as amortization of purchased intangible, settlement and legal costs related to government investigation for the three months ended June 30, 2025, impairment of long-lived assets for the three months ended March 31, 2026 and June 30, 2025, and China withholding tax related to investment in CQJV for the three months ended June 30, 2026. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

The results for the fiscal years ended June 30, 2026 and 2025 were as follows:

GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Fiscal Year Ended June 30,
	2026	2025
Revenue	$678.9	$696.2
Gross Margin	22.3%	23.1%
Operating Loss	$(43.2)	$(28.4)
Net Loss	$(42.3)	$(97.0)
Net Loss Per Share - Diluted	$(1.41)	$(3.30)

Non-GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Fiscal Year Ended June 30,
	2026	2025
Revenue	$678.9	$696.2
Non-GAAP Gross Margin	23.0%	24.2%
Non-GAAP Operating Income (Loss)	$(16.2)	$10.4
Non-GAAP Net Income (Loss)	$(12.9)	$7.0
Non-GAAP Net Income (Loss) Per Share - Diluted	$(0.43)	$0.22

The non-GAAP financial measures in the schedule above exclude the effect of share-based compensation expenses, equity method investment loss (income), impairment of long-lived assets, and income tax effect of non-GAAP adjustments for fiscal years ended June 30, 2026 and 2025, and China withholding tax related to investment in CQJV for fiscal year ended 2026, as well as amortization of purchased intangible, settlement and legal costs related to government investigation for fiscal year ended June 30, 2025. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

Financial Results for Fiscal Q4 Ended June 30, 2026
•Revenue was $170.4 million, a decrease of 3.5% from the same quarter last year and an increase of 4.0% quarter-over-quarter.
•GAAP gross margin was 23.1%, down from 23.4% from the same quarter last year and up from 21.1% in the prior quarter.
•Non-GAAP gross margin was 23.7%, down from 24.4% from the same quarter last year and up from 21.7% in the prior quarter.
•GAAP operating expenses were $50.3 million, down from $52.9 million from the same quarter last year and up from $48.6 million in the prior quarter.
•Non-GAAP operating expenses were $45.3 million, up from $40.9 million from the same quarter last year and up from $44.3 million from prior quarter.
•GAAP operating loss was $11.0 million, down from $11.6 million from the same quarter last year and down from $14.1 million from the prior quarter.
•Non-GAAP operating loss was $4.8 million as compared to $8.7 million from last quarter and an operating income of $2.3 million for the same quarter last year.
•GAAP net loss per share was $0.43, compared to $0.46 for the prior quarter and $2.58 per share for the same quarter last year.
•Non-GAAP net loss per share was $0.13, compared to $0.28 net loss per share for the prior quarter and $0.02 net earnings per share for the same quarter last year.
•Consolidated cash flow used in operating activities was $10.0 million, as compared to $8.3 million of consolidated cash flow used in operating activities in prior quarter.

•The Company closed the quarter with $180.8 million of cash and cash equivalents.

AOS Chief Executive Officer Stephen Chang commented, "We delivered fiscal Q4 results above the midpoint of our guidance, driven by continued strength in Advanced Computing — particularly AI and server applications — and in our Communications segment, where we are ramping new products with our Tier 1 U.S. smartphone customer. This growth more than offset ongoing softness in the traditional PC market tied to elevated memory pricing. Advanced Computing is now a clear and growing contributor to both revenue and earnings, and combined with an improving pricing environment, we expect this mix shift to support higher gross margins in the second half of calendar 2026."

Mr. Chang continued, "Despite ongoing pressure on the broader PC and smartphone markets from elevated memory pricing and supply constraints, we believe AOS is well positioned to outperform, supported by the expansion of our Advanced Computing portfolio, our differentiated total solutions strategy, and our disciplined focus on higher-value applications. As we continue investing in technology, manufacturing capacity, and targeted R&D, we believe these advantages will enable us to continue growth and improve profitability through calendar 2026 and beyond."

Business Outlook for Fiscal Q1 Ending September 30, 2026

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

•Revenue is expected to be $176 million plus or minus $10 million.
•GAAP gross margin is expected to be 23.8% plus or minus 1%. Non-GAAP gross margin is expected to be 24.5% plus or minus 1%.
•GAAP operating expenses are expected to be in the range of $52.5 million, plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $46.5 million plus or minus $1 million.
•Interest income is expected to be $0.6 million higher than interest expense, and
•Tax expense is expected to be in the range of $1.1 million to $1.3 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2026 today, August 12, 2026 at 2:00 p.m. PT / 5:00 p.m. ET. To listen to the live conference call, please dial +1 (585) 542 9983 or +1 (833) 461 5787 if dialing from outside the United States and Canada. The access code is 506 402 980. A live webcast of the call will also be available in the "Events & Presentations" section of the company’s investor relations website, http://investor.aosmd.com. The webcast replay will be available for up to one year after the live call on the same website. In addition, a copy of the script of management’s prepared remarks and a live webcast of the call will also be available in the "Events & Presentations" section of the company’s investor relations website, http://investor.aosmd.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, opportunities in the Advance Computing market, market trends in the semiconductor industry, expectation on product mix and margin level, ability to gain market share and increased BOM content, seasonality of our business, our ability to sustain growth and expand our end markets, expectations regarding R&D investment and high performance application; the success of our investment strategy, macro and geopolitical uncertainties, our projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, and income tax expenses, our ability to grow our sales and market share, and other information under the section entitled “Business Outlook for Fiscal Q1 Ending September 30, 2026.” Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the state of semiconductor industry and seasonality of our markets; decline of PC markets; ; difficulties and challenges in executing our diversification strategy into different market segments; ordering pattern from distributors and seasonality; changes in regulatory environment, including tariff and trade policies; our ability to introduce or develop new and enhanced products that achieve market acceptance; government policies on our business operations in China; the actual product performance in volume production; the quality and reliability of our product, our lack of control over the joint venture in China; our ability to achieve design wins; the general business and economic conditions; our ability to maintain factory utilization at a desirable level; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2026 to be filed by AOS with the SEC and other periodic reports we filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating expenses, operating income (loss), net income (loss), diluted earnings per share (“EPS”) and EBITDAS. These supplemental measures exclude, among other items, share-based compensation expenses, legal and professional fees related to government investigation, amortization of purchased intangible, impairment of long-lived assets, income tax effect of non-GAAP adjustments and equity method investment income (loss) from equity investee. We also disclose certain non-GAAP financial measures in our financial guidance for the next quarter, including non-GAAP gross margin and non-GAAP operating expenses. We believe that these historical and forward-looking non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. In addition, we included the amount of income tax effect of non-GAAP adjustments in the non-GAAP net income (loss) reconciliation table for all periods presented as management believes that such non-GAAP presentation provides useful information to investors, even though the amounts are not significant. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer, and global supplier of a broad range of discrete power devices, wide bandgap power devices, power management ICs, and modules, including a wide portfolio of Power MOSFET, SiC, IGBT, IPM, TVS, HV Gate Drivers, Power IC, and Digital Power products. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technology, product design, and advanced packaging know-how to develop high-performance power management solutions. AOS’ portfolio of products targets high-volume applications, including personal computers, graphics cards, datacenters, AI servers, smartphones, consumer and industrial motor controls, TVs, lightings, automotive electronics, and power supply units for various equipment. For more information, please visit www.aosmd.com.

The following unaudited consolidated financial statements are prepared in accordance with U.S. GAAP.

Investor and media inquiries:

The Blueshirt Group
Gary Dvorchak, CFA
In US +1 323 240 5796
In China +86 (138) 1079-1480
gary@blueshirtgroup.co

Steven Pelayo
The Blueshirt Group
steven@blueshirtgroup.co
+1 (360) 808-5154

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025

Revenue	$170,371	$163,792	$176,484	$678,927	$696,162
Cost of goods sold	131,026	129,262	135,194	527,383	535,158
Gross profit	39,345	34,530	41,290	151,544	161,004
Gross margin	23.1%	21.1%	23.4%	22.3%	23.1%

Operating expenses:
Research and development	28,456	26,052	24,421	103,858	94,265
Selling, general and administrative	21,876	22,536	28,487	90,881	95,175
Total operating expenses	50,332	48,588	52,908	194,739	189,440
Operating loss	(10,987)	(14,058)	(11,618)	(43,195)	(28,436)

Other income (loss), net	431	587	(952)	4,381	(1,004)
Interest income	952	990	956	3,958	4,283
Interest expenses	(122)	(139)	(530)	(775)	(2,639)
Net loss before income taxes and equity method investment income (loss)	(9,726)	(12,620)	(12,144)	(35,631)	(27,796)

Income tax expense (benefit)	3,036	1,015	(11,567)	7,468	(8,625)
Net loss before equity method investment income (loss)	(12,762)	(13,635)	(577)	(43,099)	(19,171)
Equity method investment income (loss)	(301)	(152)	(76,482)	834	(77,805)
Net loss	$(13,063)	$(13,787)	$(77,059)	$(42,265)	$(96,976)

Net loss per common share
Basic	$(0.43)	$(0.46)	$(2.58)	$(1.41)	$(3.30)
Diluted	$(0.43)	$(0.46)	$(2.58)	$(1.41)	$(3.30)

Weighted average number of common shares used to compute net loss per share:
Basic	30,143	29,807	29,924	29,951	29,405
Diluted	30,143	29,807	29,924	29,951	29,405

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	June 30, 2026	June 30, 2025
ASSETS
Current assets:
Cash and cash equivalents	$180,771	$153,079
Restricted cash	654	419
Accounts receivable, net	42,798	34,772
Inventories	201,384	189,677
Other current assets	12,311	18,215
Total current assets	437,918	396,162
Property, plant and equipment, net	314,671	314,097
Operating lease right-of-use assets, net	22,271	21,288
Intangible assets, net	1,347	269
Equity method investment	142,658	279,122
Deferred income tax assets	8,630	599
Other long-term assets	36,060	22,766
Total assets	$963,555	$1,034,303
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$46,951	$60,044
Accrued liabilities	57,677	59,027
Payable related to equity investee, net	8,694	15,809
Income taxes payable	2,849	1,790
Short-term debt	3,094	11,852
Deferred revenue	726	—
Finance lease liabilities	1,085	1,007
Operating lease liabilities	6,290	4,978
Total current liabilities	127,366	154,507
Long-term debt	537	14,872
Income taxes payable - long-term	4,776	4,201
Deferred income tax liabilities	11,936	13,192
Finance lease liabilities - long-term	189	1,274
Operating lease liabilities - long-term	16,787	16,925
Other long-term liabilities	4,063	7,000
Total liabilities	165,654	211,971
Commitments and contingencies
Shareholders' Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; issued and outstanding: none at June 30, 2026 and 2025	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares; issued and outstanding: 38,294 shares and 30,253 shares, respectively at June 30, 2026 and 37,127 shares and 30,009 shares, respectively at June 30, 2025	77	74
Treasury shares at cost; 8,041 shares at June 30, 2026 and 7,118 shares at June 30, 2025	(97,097)	(79,058)
Additional paid-in capital	406,933	379,779
Accumulated other comprehensive loss	(3,526)	(12,390)
Retained earnings	491,514	533,927
Total shareholders' equity	797,901	822,332
Total liabilities and shareholders' equity	$963,555	$1,034,303

Alpha and Omega Semiconductor Limited
Selected Cash Flow Information
(in thousands)
(unaudited)

	Fiscal Year Ended June 30,
	2026	2025
Net cash (used in) provided by operating activities	$(16,320)	$29,668
Net cash provided by (used in) investing activities	86,100	(36,441)
Net cash used in financing activities	(41,805)	(15,496)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(48)	227
Net increase (decrease) in cash, cash equivalents and restricted cash	27,927	(22,042)
Cash, cash equivalents and restricted cash at beginning of year	153,498	175,540
Cash, cash equivalents and restricted cash at end of year	$181,425	$153,498

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025

GAAP gross profit	$39,345	$34,530	$41,290	$151,544	$161,004
Share-based compensation	1,101	1,071	1,039	4,469	4,224
Amortization of purchased intangible	—	—	811	—	3,247
Non-GAAP gross profit	$40,446	$35,601	$43,140	$156,013	$168,475
Non-GAAP gross margin as a % of revenue	23.7%	21.7%	24.4%	23.0%	24.2%

GAAP operating expense	$50,332	$48,588	$52,908	$194,739	$189,440
Share-based compensation	5,071	4,030	6,542	22,209	25,345
Settlement and legal costs related to government investigation	—	—	4,461	—	4,977
Impairment of long-lived assets	—	257	1,045	327	1,045
Non-GAAP operating expense	$45,261	$44,301	$40,860	$172,203	$158,073

GAAP operating loss	$(10,987)	$(14,058)	$(11,618)	$(43,195)	$(28,436)
Share-based compensation	6,172	5,101	7,581	26,678	29,569
Amortization of purchased intangible	—	—	811	—	3,247
Settlement and legal costs related to government investigation	—	—	4,461	—	4,977
Impairment of long-lived assets	—	257	1,045	327	1,045
Non-GAAP operating income (loss)	$(4,815)	$(8,700)	$2,280	$(16,190)	$10,402
Non-GAAP operating margin as a % of revenue	(2.8)%	(5.3)%	1.3%	(2.4)%	1.5%

GAAP net loss	$(13,063)	$(13,787)	$(77,059)	$(42,265)	$(96,976)
Share-based compensation	6,172	5,101	7,581	26,678	29,569
Amortization of purchased intangible	—	—	811	—	3,247
Equity method investment loss (income)	301	152	76,482	(834)	77,805
Settlement and legal costs related to government investigation	—	—	4,461	—	4,977
Impairment of long-lived assets	—	257	1,045	327	1,045
China withholding tax related to investment in CQJV	2,550	—	—	2,550	—
Income tax effect of non-GAAP adjustments	7	(21)	(12,584)	660	(12,670)
Non-GAAP net income (loss)	$(4,033)	$(8,298)	$737	$(12,884)	$6,997
Non-GAAP net margin as a % of revenue	(2.4)%	(5.1)%	0.4%	(1.9)%	1.0%

GAAP net loss	$(13,063)	$(13,787)	$(77,059)	$(42,265)	$(96,976)
Share-based compensation	6,172	5,101	7,581	26,678	29,569
Amortization and depreciation	14,488	14,291	15,447	57,251	62,396
Equity method investment loss (income)	301	152	76,482	(834)	78,310
Interest income	(952)	(990)	(956)	(3,958)	(4,283)
Interest expense	122	139	530	775	2,639
Income tax expense (benefit)	3,036	1,015	(11,567)	7,468	(8,625)
EBITDAS	$10,104	$5,921	$10,458	$45,115	$63,030

GAAP diluted net loss per share	$(0.43)	$(0.46)	$(2.49)	$(1.41)	$(3.10)
Share-based compensation	0.20	0.17	0.25	0.89	0.95
Amortization of purchased intangible	—	—	0.03	—	0.10

Equity method investment loss (income)	0.01	0.00	2.47	(0.03)	2.49
Settlement and legal costs related to government investigation	—	—	0.14	—	0.16
China withholding tax related to investment in CQJV	0.09	—	—	0.09	—
Impairment of long-lived assets	—	0.01	0.03	0.01	0.03
Income tax effect of non-GAAP adjustments	0.00	(0.00)	(0.41)	0.02	(0.41)
Non-GAAP diluted net income (loss) per share	$(0.13)	$(0.28)	$0.02	$(0.43)	$0.22

Weighted average number of common shares used to compute GAAP diluted net income (loss) per share	30,143	29,807	29,924	29,951	29,405
Weighted average number of common shares used to compute Non-GAAP diluted net income (loss) per share	30,143	29,807	31,009	29,951	31,239

Alpha and Omega Semiconductor Limited
Reconciliation of GAAP to Non-GAAP Outlook
For Fiscal Q1 Ending September 30, 2026
(in millions, except percentages)

GAAP gross margin	23.8%
Estimated impact of share-based compensation expense	0.7%
Non-GAAP gross margin	24.5%

GAAP operating expenses	$52.5
Estimated stock-based compensation expense	(6.0)
Non-GAAP operating expenses	$46.5